Disposal groups classified as held for sale	9 Months Ended
Sep. 30, 2025
Disposal groups classified as held for sale
Disposal groups classified as held for sale

2.    Disposal groups classified as held for sale

As of September 30, 2025, the Company’s management committed to a plan to sell the following in connection with its Legacy Portfolio Optimization program (as defined below):

●	the Company signed an agreement to sell its renal dialysis clinics in Kazakhstan, currently included in its Care Delivery segment. On October 3, 2025, the Company divested its clinics in Kazakhstan; and
●	the Company signed an agreement to sell select assets of the Company’s wholly owned Spectra Laboratories, currently included in its Care Delivery segment.

Transactions which remain open as of the date of this report are subject to regulatory approvals or certain other closing conditions, but are expected to be completed within a year from the date of classification as assets held for sale. The sale of the select assets of the Company’s wholly owned Spectra Laboratories qualifies as a divestiture of a business. The classification of the agreed-upon divestiture in Kazakhstan as held for sale resulted in an impairment loss which is included in other operating expenses in the consolidated statements of income. The carrying amount of the disposal group for the proposed divestiture in Kazakhstan is recognized at its fair value less costs to sell. The portion of the non-recurring fair value measurement attributable to the Company and its shareholders of €2,347 for this transaction is categorized as level 3 of the fair value hierarchy using the preliminary purchase price (December 31, 2024: €82,544). The proposed divestiture of the select assets of the Company’s wholly owned Spectra Laboratories did not result in an impairment loss based upon the measurement of assets held for sale and the disposal group is recorded at its carrying amount. See note 3 c) for further details on impairment losses based upon the measurement of assets held for sale as well as other impairment of assets related to the proposed divestitures for the three and nine months ended September 30, 2025 and 2024.

As of September 30, 2025 and December 31, 2024, the following assets and liabilities were classified as held for sale:

Assets and liabilities of disposal groups classified as held for sale in € thousands (K)

	September 30, 2025	December 31, 2024
Cash and cash equivalents	274	5,141
Trade accounts and other receivables from unrelated parties	881	27,085
Property, plant and equipment	922	16,346
Right-of-use assets	2,037	5,915
Goodwill(1)	36,382	92,557
Other	4,194	13,969
Assets held for sale	44,690	161,013

Accounts payable to unrelated parties	61	1,628
Lease liabilities	1,919	6,097
Provisions and other liabilities	349	19,786
Liabilities directly associated with assets held for sale	2,329	27,511
(1)Goodwill was allocated to the disposal groups on a relative fair value basis.

As of September 30, 2025 and December 31, 2024, the accumulated foreign currency translation losses recognized in other comprehensive income related to the disposal groups amounted to €18,290 and €44,693.